Dated October 25, 2012

Filed pursuant to Rule 497(a)

Registration File No. 333-166363

Rule 482 ad

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – OFS Capital, LLC

Issuer:	OFS Capital, LLC, a company that will convert to a corporation and elect to be regulated as a business development company, will pursue an investment strategy focused primarily on investments in middle-market companies in the United States.

Proposed Ticker Symbol (Exchange):	OFS (Nasdaq)

Type of Offering:	Initial Public Offering of Common Stock

Size of Offering:	6,666,667 shares; approximately $100 million

Use of Proceeds:	Together with cash on hand, to repay $98.8 million of outstanding indebtedness under the WM Credit Facility and to use the remaining net proceeds, if any, to invest in portfolio companies in accordance with the issuer’s investment objectives and the strategies described in the prospectus, including through OFS Capital WM and Tamarix LP, and for general corporate purposes.

Anticipated Price:	$15.00

Option to Purchase Additional Shares:	15%

Common Stock Outstanding Post-Offering:	9,530,133 (without exercise of the option)

Joint Book-Running Managers:	Morgan Stanley, UBS Investment Bank, Barclays, RBC Capital Markets

Co-Lead Managers:	Oppenheimer & Co., Janney Montgomery Scott

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of OFS Capital, LLC before investing. The prospectus contains this and other information about OFS Capital, LLC and should be read carefully before investing. The information herein is not complete and may be changed.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

The prospectus for this offering can be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, copies of the prospectus may be obtained from UBS Securities LLC, 299 Park Avenue, New York, New York through your usual contact at UBS Securities or from any of the other underwriters named above. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus contains this and other information about OFS Capital, LLC and should be read carefully before investing.

Issued by UBS Securities LLC, member NYSE. Distributed outside the US by UBS Limited (regulated by the Financial Services Authority) or another affiliate of UBS Securities. Distributed in the UK to persons who are not private customers. UBS accepts no liability whatsoever for any direct or consequential loss arising from the use of this document.

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